UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2022

iMine Corporation
(Exact name of Registrant as specified in its charter)

Nevada	000-55233	27-3816969
(State or other Jurisdiction of Incorporation or organization)	(Commission File Number)	(IRS Employer I.D. No.)

488 NE 18th Street, #2307

Miami, FL 33132

Phone: (786) 553-4006

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a- l2 under the Exchange Act (17 CFR 240. l4a- l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240. l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement & Amendments

On July 1, 2022, iMine Corporation (“iMine” or the “Company”) entered into an Agreement and Plan of Reorganization dated June 30, 2022 (the “Agreement”) with RAC Real Estate Acquisition Corp., a Wyoming Corporation (“RAC”), and the Shareholders of RAC, namely Frank Gillen, Francis Pittilloni, and Yolanda Goodell (“Shareholders”), whereby the Company issued to the Shareholders a combined 100,000 shares of Series A Preferred Stock, par value of $0.001 per share in consideration for a combined 1,000 shares of RAC common stock, par value $0.001, held by Shareholders, which represents 100% of the issued and outstanding capital stock of RAC. As a result, RAC became a wholly owned subsidiary of the Company.

RAC was incorporated on May 11, 2022, and has had no business operations since inception. The sole asset of RAC consists of $500,000 in cash.

Under the terms of the Agreement the Company issued 33,334 Series A Preferred Stock to Mr. Gillen in exchange for his 334 shares of RAC common stock, 33,333 Series A Preferred Stock to Mr. Pittilloni in exchange for his 333 shares of RAC common stock, and 33,333 Series A Preferred Stock to Ms. Goodell in exchange for her 333 shares of RAC common stock. In 2002 Mr. Gillen was censured and fined by the NASD in connection with the alleged sale of unregistered shares. Mr. Gillen consented to censure without admitting nor denying and was fined by the NASD $25,000. In August 2003, his registration with NASD was revoked for failure to pay fines. The revocation was subsequently rescinded in November 2003. In 2006 Mr. Gillen entered into a stipulated resolution with the Utah Securities Division to allegations of making false statements and failing to disclose material information in regard to sales occurring in 2004 and 2005.

Item 2.01 Completion of Acquisition or disposition of Assets

The disclosure in Item 1.01 of this Form 8-K is incorporated into this Item 2.01 by reference. The closing of the Agreement was effective upon its execution on July 1, 2022. As a result, the Company acquired all of the outstanding shares of RAC which were valued at $500,000 based upon the net cash position of RAC, a newly formed entity, at the closing date. The closing resulted in the acquisition of a significant amount of assets since the book value of such assets exceeded 10 percent of the total assets of the Company.

The $500,000 in funds held by RAC was generated through the sale of shares of its common stock as follows: 334 shares to Mr. Gillen for gross proceeds of $166,668; 333 shares to Mr. Pittilloni for gross proceeds of $166,666; and 333 shares to Ms. Goodell for gross proceeds of $166,666. Mr. Pittilloni is a director of the Company and Ms. Goodell is a director and serves as Vice President of the Company.

Item 3.02 Unregistered Sale of Equity Securities

The disclosure in Items 1.01 and 2.01 of this Form 8-K is incorporated into this Item 3.02 by reference. The 100,000 Series A Preferred Stock were issued without registration under the Securities Act by reason of the exemption from registration afforded by the provision of Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering. At the time of the issuance of the Series A Preferred Shares to Messrs. Gillen and Pittilloni and Ms. Goodell, they were accredited investors as defined in Regulation D.

Item 3.03 Material Modification to Rights of Security Holders

On July 1, 2022, the Board of Directors of iMine, by unanimous consent, approved and authorized the Certificate of Designation for 100,000 shares of its Series A Preferred Stock, par value $0.001, (“Certificate of Designation”) to be executed by proper officer of the Company and filed with the State of Nevada thereafter, in accordance with the provisions of NRS §78.195 and pursuant to the authority conferred upon it by the Amended and Restated Articles of Incorporation of the Company.

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On July 1, 2022, the Certificate of Designation was properly executed by the Vice President of the Company and thereafter filed with the State of Nevada on July 5, 2022, the next succeeding business day.

Each Series A Preferred Stock Share entitles the holder thereof to vote with the holders of shares of the Company’s Common Stock. With respect to any such vote, each Series A Preferred Share held on the record date for voting entitles the holder thereof to cast 10 votes.

Item 5.01 Changes in Control

The disclosure in Items 1.01 and 2.01 of this Form 8-K is incorporated into this Item 5.01 by reference. As a result of the issuance of the Series A Preferred Shares, Messrs. Gillen, Pittilloni and Ms. Goodell hold sufficient shares on a combined basis to control the election of directors and approval of actions by majority shareholder vote. Nevertheless, these parties have not entered into any formal voting agreement or arrangement to vote their shares.

The Company currently has outstanding 595,986 shares of Common Stock. The outstanding shares of Series A Preferred Stock represent 1,000,000 votes or approximately 63% of the voting control of the Company.

Item 5.03 Amendment to Articles of Incorporation or Bylaws

On July 1, 2022, the Board of Directors approved and authorized 100,000 shares of Series A Preferred Stock. The Certificate of Designation provides the following rights and preferences of the Series A Preferred Stock:

·	The Series A Preferred Shares share in any dividends pari passu with the holders of common stock;
·	The Series A Preferred Shares have a liquidation preference equal to $10.00 per share;
·	Each share of Series A Preferred Stock entitles the holder to 10 votes on any matter presented to the holders of the Common Stock;
·	The Series A Preferred Shares have the right to convert into shares of Common Stock at a 25% discount to the next financing of $1,000,000 or more, subject to adjustment for stock splits or combinations, dividends and distributions of Common Shares, reorganizations, mergers or consolidations, or for issuance of shares of common stock below the conversion price;
·	The Company has no right to redeem the shares; and
·	The Certificate of Designation and Articles of Incorporation may not be amended such that the rights of the Series A Preferred Shares would be adversely affected.

On July 1, 2022, the Board of Directors issued all 100,000 shares of the Series A Preferred Stock.

Item 9.01 Financial Statements and Exhibits

(a) The following financial statements of RAC are filed with this report:

Report of Independent Registered Public Accounting Firm
Financial Statements:
Balance Sheet at May 31, 2022
Statement of Operations from May 11, 2022 (inception) to May 31, 2022
Statement of Changes in Stockholders’ Equity from May 11, 2022 (inception) to May 31, 2022
Statement of Cash Flows from May 11, 2022 (inception) to May 31, 2022
Notes to Financial Statements

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F-1

Audit • Tax • Consulting • Financial Advisory Registered with Public Company Accounting Oversight Board (PCAOB)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

RAC Real Estate Acquisition Corp.

Opinion on the Financial Statements

We have audited the accompanying balance sheet of RAC Real Estate Acquisition Corp. (the “Company”) as of May 31, 2022, the related statement of operations, changes in stockholders’ equity, and cash flows for the period from May 11, 2022 (inception) to May 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company at May 31, 2022 and the results of its operations and its cash flows for the period from May 11, 2022 (inception) to May 31, 2022, in conformity with the generally accepted accounting principles in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

Critical audit matters are matters arising from the current period audit of the financial statements that were communicated or required to be communicated to the audit committee and that: (1) relate to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. We determined that there are no critical audit matters.

/s/ KCCW Accountancy Corp.

We have served as the Company’s auditor since 2022.

Diamond Bar, California

June 30, 2022

F-2

RAC Real Estate Acquisition Corp.

Balance Sheet

May 31,
2022
Assets
Current Assets
Cash	$500,000
Total Current Assets	500,000

TOTAL ASSETS	$500,000

Commitments and Contingencies

Stockholders' Equity
Preferred stock, $0.001 par value; 1,000,000 shares authorized, No shares issued and outstanding	$-
Common stock, $0.001 par value; 9,000,000 shares authorized, 1,000 shares issued and outstanding	1
Additional paid in capital	499,999
Retained earnings	-
Total Stockholders' Equity	500,000
TOTAL STOCKHOLDERS’ EQUITY	$500,000

The accompanying notes are an integral part of these financial statements.

F-3

RAC Real Estate Acquisition Corp.

 Statement of Operations

May 11, 2022
(Inception) to
May 31,
2022

Revenue	$-

Operating income	-

Loss before income taxes	-
Provision for income taxes	-
Net income	$-

Earnings per share:
Basic and diluted earnings per share	$-
Basic and diluted weighted average number of common shares outstanding	619

The accompanying notes are an integral part of these financial statements.

F-4

RAC Real Estate Acquisition Corp.

 Statement of Changes in Stockholders’ Equity

					Additional		Total
	Preferred Stock		Common Stock		Paid in	Retained	Stockholders'
	Shares	Amount	Shares	Amount	Capital	Earnings	Equity

Inception - May 11, 2022	-	$-	-	$-	$-	$-	$-

Common stock issued to founders	-	-	1,000	1	499,999	-	500,000
Net income	-	-	-	-	-	-	-
Balance - May 31, 2022	-	$-	1,000	$1	$499,999	$-	$500,000

The accompanying notes are an integral part of these financial statements.

F-5

RAC Real Estate Acquisition Corp.

 Statement of Cash Flows

May 11, 2022
(Inception) to
May 31,
2022

Cash flows from operating activities:
Net income	$-
Net cash provided by operating activities	-

Cash flows from investing activities	-

Cash flows from financing activities:
Proceeds from issuance of common stock	500,000
Net cash provided by financing activities	500,000

Net change in cash	500,000
Cash, beginning of period	-
Cash, end of period	$500,000

Supplemental cash flow information:
Cash paid for interest	$-
Cash paid for income taxes	$-

The accompanying notes are an integral part of these financial statements.

F-6

RAC Real Estate Acquisition Corp.

Notes to Financial Statements

NOTE 1 - ORGANIZATION AND BUSINESS OPERATIONS

RAC Real Estate Acquisition Corp. (the “Company”) is a Wyoming corporation incorporated on May 11, 2022.  The business plan of the Company is to bid on HECM pools of homes made available by the government and, through third-party contractors, to refurbish the homes and, through a third-party  asset management company, to manage the assets as rental properties.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The financial statements and related disclosures have been prepared pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”). The financial statements have been prepared using the accrual basis of accounting in accordance with Generally Accepted Accounting Principles (“GAAP”) of the United States. The Company uses the accrual basis of accounting and has adopted a May 31 fiscal year end.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates. The Company’s periodic filings with the SEC include, where applicable, disclosures of estimates, assumptions, uncertainties and markets that could affect the financial statements and future operations of the Company.

Cash and Cash Equivalents

For purposes of balance sheet presentation and reporting of cash flows, the Company considers all unrestricted demand deposits, money market funds and highly liquid debt instruments with an original maturity of less than 90 days to be cash and cash equivalents. The Company had no cash equivalents at May 31, 2022.

Periodically, the Company may carry cash balances at financial institutions more than the federally insured limit of $250,000 per institution. The Company has not experienced losses on account balances and management believes, based upon the quality of the financial institutions, that the credit risk with regard to these deposits is not significant.

Fair Value Measurements

The Company measures the fair value of financial assets and liabilities based on US GAAP guidance which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.

F-7

FASB ASC 820, “Fair Value Measurements” defines fair value for certain financial and nonfinancial assets and liabilities that are recorded at fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. It requires that an entity measure its financial instruments to base fair value on exit price, maximize the use of observable units and minimize the use of unobservable inputs to determine the exit price. It establishes a hierarchy which prioritizes the inputs to valuation techniques used to measure fair value. This hierarchy increases the consistency and comparability of fair value measurements and related disclosures by maximizing the use of observable inputs and minimizing the use of unobservable inputs by requiring that observable inputs be used when available. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the assets or liabilities based on market data obtained from sources independent of the Company. Unobservable inputs are inputs that reflect the Company’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The hierarchy prioritizes the inputs into three broad levels based on the reliability of the inputs as follows:

•	Level 1 - Inputs are quoted prices in active markets for identical assets or liabilities that the Company has the ability to access at the measurement date. Valuation of these instruments does not require a high degree of judgment as the valuations are based on quoted prices in active markets that are readily and regularly available.

•	Level 2 - Inputs other than quoted prices in active markets that are either directly or indirectly observable as of the measurement date, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities.

•	Level 3 - Valuations based on inputs that are unobservable and not corroborated by market data. The fair value for such assets and liabilities is generally determined using pricing models, discounted cash flow methodologies, or similar techniques that incorporate the assumptions a market participant would use in pricing the asset or liability.

The carrying amounts shown of the Company’s financial instruments including cash approximate fair value due to the short-term maturities of these instruments.

Revenue Recognition

The Company recognizes revenue in accordance with Topic 606, which requires the Company to recognize revenues when control of the promised goods or services is transferred to customers at an amount that reflects the consideration to which the Company expects to be entitled to in exchange for those goods or services. The Company recognizes revenue based on the five criteria for revenue recognition established under Topic 606: 1) identify the contract, 2) identify separate performance obligations, 3) determine the transaction price, 4) allocate the transaction price among the performance obligations, and 5) recognize revenue as the performance obligations are satisfied. The Company has not realized any revenues from operations and is not currently engaged in any active business.

Income Taxes

The Company provides for income taxes under ASC 740, Accounting for Income Taxes. ASC 740 requires the use of an asset and liability approach in accounting for income taxes. Deferred tax assets and liabilities are recorded based on the differences between the financial statement and tax bases of assets and liabilities and the tax rates in effect when these differences are expected to reverse.

ASC 740 requires the reduction of deferred tax assets by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

Concentrations of Credit Risk

The Company’s financial instruments that are exposed to concentrations of credit risk primarily consist of its cash and related party payables it will likely incur in the near future. The Company places its cash with financial institutions of high credit worthiness. At times, its cash balance with a particular financial institution may exceed any applicable government insurance limits. The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Earnings per Share of Common Stock

The Company calculates earnings per share in accordance with ASC Topic 260, “Earnings per Share.” Basic loss per share is computed by dividing the net loss by the weighted average number of common shares outstanding during the period. Diluted earnings per share of common stock are computed by dividing net earnings by the weighted average number of shares and potential shares outstanding during the period. As of May 31, 2022, there were no potential dilutive shares of common stock.

F-8

Commitments and Contingencies

The Company follows ASC 450-20, “Loss Contingencies”, to report accounting for contingencies. Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.

Recent Accounting Pronouncements

The Company has implemented all new pronouncements that are in effect and that may impact its financial statements and does not believe that there are any other new accounting pronouncements that have been issued that might have a material impact on its financial statements or results of operations.

NOTE 3 - COMMON STOCK

Preferred Stock

The Company has authorized 1,000,000 shares of preferred stock at par value of $0.001 per share.

There were no shares of preferred stock issued and outstanding as of May 31, 2022.

Common Stock

The Company has authorized 9,000,000 shares of common stock at par value of $0.001 per share. Each share of common stock entitles the holder to one vote on any matter on which action of the stockholders of the corporation is sought.

From inception to the period ended May 31, 2022, 1,000 shares of common stock were issued to the Company’s founders for $500,000.

There were 1,000 shares of common stock issued and outstanding as of May 31, 2022.

As of May 31, 2022, the Company had no options or warrants outstanding.

NOTE 4 - SUBSEQUENT EVENTS

Management has evaluated subsequent events through June 30, 2022, the date on which the financial statements are available to be issued. All subsequent events requiring recognition as of May 31, 2022, have been incorporated into these financial statements and there are no additional subsequent events that require disclosure in accordance with FASB ASC Topic 855, “Subsequent Events.”

F-9

(b) The unaudited pro forma financial information required by this item is filed herewith.

IMINE CORPORATION

UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma combined financial statements give effect to the acquisition of RAC Real Estate Acquisition Corp (“RAC”) by iMine Corporation (the “Company”) pursuant to an Agreement and Plan of Reorganization (“Agreement”) dated effective June 30, 2022.   Pursuant to the Agreement the Company will acquire all of the outstanding shares of common stock of RAC from its shareholders in exchange for 100,000 shares of Series A Preferred Stock the Company issued pro rata to the RAC’s shareholders.

Page
Unaudited Pro Forma Consolidated Balance Sheet as of April 30,2022	2
Unaudited Pro Forma Consolidated Statement of Operations for the Nine Months Ended April 30, 2022	3

IMINE CORPORATION

Unaudited Pro Forma Condensed Combined Balance Sheet

As of May 31,2022

		RAC Real Estate
	iMine Corporation	Acquisition Corp
	April 30,	May 31,	Proforma			Proforma
	2022	2022	Adjustments	Notes		As Adjusted
Assets
Current Assets
Cash	$395	$500,000	$-			$500,395
Prepaid expenses	52	-	-			52
Total Current assets	447	500,000	-			500,447

Total Assets	$447	$500,000	$-			$500,447

Liabilities and Shareholders' Deficit
Current Liabilities
Accounts payable and accrued liabilities	$9,305	$-	$-			$9,305
Due to related parties	150,366	-	-			150,366
Total Current Liabilities	159,671	-	-			159,671

Total Liabilities	159,671	-	-			159,671

Shareholders’ Equity (Deficit)
Series A preferred stock: 100,000 authorized; $0.001 par value 0 shares issued and outstanding and 100,000 shares issued and outstanding as adjusted	-	-	100	4	(b)	100
Common stock: 300,000,000 authorized; $0.001 par value 74,498,053 shares issued and outstanding 595,984 shares issued and outstanding as adjusted	74,498	-	(73,902)	4	(a),4(b)	596
Common stock, $0.001 par value; 9,000,000 shares authorized, 1,000 shares issued and outstanding	-	1	(1)	4	(b)	-
Additional paid in capital	12,594,045	499,999	(12,753,964)			340,080
Accumulated deficit	(12,827,767)	-	12,827,767			-
Total Shareholder’s Equity (Deficit)	(159,224)	500,000	-			340,776

Total Liabilities and Shareholders' Equity (Deficit)	$447	$500,000	$-			$500,447

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

2

IMINE CORPORATION

Unaudited Pro Forma Condensed Combined Statement of Operations

Nine months ended April 30, 2022

		RAC Real Estate
		Acquisition Corp
	iMine Corporation	May 11, 2022
	Nine months ended	(Inception) to	Proforma			Proforma
	April 30, 2022	May 31, 2022	Adjustments	Notes		As Adjusted

Revenue	$-	$-	$-			$-

Operating Expenses
General and administrative	11,163	-	-			11,163
Professional fees	53,605	-	-			53,605
Total operating expenses	64,768	-	-			64,768

Loss from operations	(64,768)	-	-			(64,768)

Other Income (Expense)
Other income	69,000					69,000
Interest expense	(15,123)	-	-			(15,123)
Total other expense	53,877	-	-			53,877

Net loss before provision for income taxes	(10,891)	-	-			(10,891)
Income taxes	-	-	-			-
Net loss	$(10,891)	$-	$-			$(10,891)

Basic and dilutive loss per common share	$(0.00)	$-				$(0.02)
Weighted average number of common shares outstanding	66,298,796	619	(65,769,025)	4	(a)4(b)	530,390

See accompanying notes to the Unaudited Pro Forma Condensed Combined Financial Statements.

3

IMINE CORPORATION

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

On July 1, 2022, iMine Corporation (the “Company”) entered into an Agreement and Plan of Reorganization dated effective June 30, 2022 (the “Agreement”) with RAC Real Estate Acquisition Corp, a Wyoming Corporation (“RAC”), pursuant to which the Company will acquire all of the outstanding shares of common stock of RAC from its shareholders in exchange for 100,000 shares of Series A Preferred stock the Company issued pro rata to the RAC’s shareholders.

NOTE 1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed combined financial statements are based on the Company’s and RAC’s historical consolidated financial statements as adjusted to give effect to the acquisition of RAC and the shares issued as part of the acquisition. The unaudited pro forma combined statements of operations for the nine months ended April 30, 2022 give effect to the RAC’ acquisition as if it had occurred on April 30, 2022. The unaudited proforma combined balance sheet as of April 30, 2022 gives effect to the RAC acquisition as if it had occurred on April 30, 2022.

Historical financial information has been adjusted in the pro forma balance sheet to pro forma events that are: (1) directly attributable to the Acquisition; (2) factually supportable; and (3) expected to have a continuing impact on the Company’s results of operations. The pro forma adjustments presented in the pro forma combined balance sheet and statement of operations are described in Note 4— Pro Forma Adjustments.

The unaudited pro forma condensed combined financial information is for illustrative purposes only. These companies may have performed differently had they actually been combined for the periods presented. You should not rely on the pro forma combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined companies will experience after the acquisition.

NOTE 2. ACCOUNTING PERIODS PRESENTED

Certain pro forma adjustments were made to conform RAC accounting policies to the Company’s accounting policies as noted below.

The unaudited pro forma condensed combined balance sheet as of April 30, 2022 is presented as if the acquisition had occurred on April 30, 2022 and combines the historical balance sheet of the Company at April 30, 2022 and the historical balance sheet of the RAC at May 31, 2022.

The unaudited pro forma condensed combined statement of operations for the nine months ended April 30, 2022 has been prepared by combining the Company’s historical consolidated statement of operations for the period ended April 30, 2022, with the historical statement of operations of RAC for the inception to the period ended May 31, 2022.

NOTE 3. PRELIMINARY PURCHASE PRICE ALLOCATION

Effective June 30, 2022, the Company acquired RAC for total consideration of 100,000 shares of Company’s Series A preferred stock. The unaudited pro forma condensed combined financial statements include various assumptions, including those related to the preliminary purchase price allocation of the assets acquired of RAC based on carrying values.

Accordingly, pro forma adjustments are preliminary and have been made solely for illustrative purposes.

 NOTE 4. PRO FORMA ADJUSTMENTS

The pro forma adjustments are based on our preliminary estimates and assumptions that are subject to change.  The following adjustments have been reflected in the unaudited pro forma condensed combined financial information:

a.	To adjust common stock of the Company due to a reverse stock split (1 for 125) effective on June 14, 2022

b.	To issue 100,000 shares of Series A Preferred Stock in exchange for 1,000 shares of common stock of RAC

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(d) The exhibits listed in the following Exhibit Index are filed as part of this report:

Exhibit No.	Description
2.1	Agreement and Plan of Reorganization dated July 1, 2022
3.1	Certificate of Designation filed July 5, 2022, for the Series A Preferred Stock

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SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iMine Corporation

/s/Jose Maria Eduardo Gonzales Romero	July 7, 2022
By: Jose Maria Eduardo Gonzalez Romero	Date
Its: Chief Executive Officer

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